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                                                                   Exhibit 3.1.1


Document processing fee
  If document is filed on paper         $150.00
  If document is filed electronically   Currently Not Available
Fees & forms/cover sheets
  are subject to change.
To file electronically, access instructions for this form/cover sheet and other information or print copies of filed documents, visit www.sos.state.co.us and select Business Center.
Paper documents must be typewritten or machine printed.

                                                 ABOVE SPACE FOR OFFICE USE ONLY

                            STATEMENT OF CORRECTION
filed pursuant to Section 7-90-301, et seq. and Section 7-90-305 of the
                       Colorado Revised Statutes (C.R.S.)

Document number:                             20051316959
(of filed document to be corrected)          -----------

ID number:                                   19871678300
                                             -----------

1. Entity name:

                                             The Fashion House Holding, Inc.
                                             -------------------------------

2. True name:
   (if different from the entity name)
                                             -------------------------------

THE CORRECTED STATEMENT(S) BELOW CORRECT(S) THE CORRESPONDING INCORRECT STATEMENT(S) THAT IS/ARE CONTAINED IN THE FILED DOCUMENT IDENTIFIED BY THE DOCUMENT NUMBER ABOVE.

COMPLETE LINES 4-17 AS APPLICABLE TO MAKE A CORRECTION. COMPLETE LINES 18-21 AS APPLICABLE. YOU MUST COMPLETE LINE 22.

3. Correction made in lines 4 - 17 are intended to update the entity's current information [ ]

   OR

   Corrections made in lines 4 - 17 are intended for historical purposes only, and not to update the entity's current information [ ].

4. Correction of entity name of record:

                                             The Fashion House Holdings, Inc.
                                             --------------------------------
5. Correction of true name of record:

                                             --------------------------------

6. Correction of entity form of record:
                                             --------------------------------

7. Correction of jurisdiction of formation
   of record:
                                             --------------------------------
8. Correction of registered agent
   of record:


CORRECT                           Page 1 of 4                      rev 6/15/2005
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          (If an Individual)__________________ ___________ ____________ ________
                                  (Last)         (First)     (Middle)   (Suffix)

           OR (if a business
               organization)
                            ____________________________________________________

    The person appointed as registered agent in the document has consented to being so appointed.

    If the correction is being affected by the registered agent, the following statement applies:

        The person appointed as registered agent has delivered notice of the correction to the entity at the principal office address of its principal office.

9.  Correction of registered
    agent street address of
    record:                 ____________________________________________________
                                          (Street name and number)

                            ____________________________________________________

                                                      CO
                            ____________________________________________________
                                   (City)           (State)    (Postal/Zip Code)


    If the correction is being affected by the registered agent, the following statement applies:

        The person appointed as registered agent has delivered notice of the correction to the entity at the principal office address of its principal office.

10. Correction of registered
    agent mailing address of
    record*: (if different
    from above)             ____________________________________________________
                            (Street name and number or post office information)

                            ____________________________________________________


                            ____________________________________________________
                                   (City)           (State)    (Postal/Zip Code)

                            ____________________________________________________
                               (Province--if applicable)    (Country--if not US)

    If the correction is being affected by the registered agent, the following statement applies:

        The person appointed as registered agent has delivered notice of the correction to the entity at the principal office address of its principal office.

    * IF THIS ADDRESS IS BEING DELETED ENTIRELY, MARK THIS BOX [   ].

11. Correction of principal
    office street address
    of record:              ____________________________________________________
                                          (Street name and number)

                            ____________________________________________________


                            ____________________________________________________
                                   (City)           (State)    (Postal/Zip Code)

                            ____________________________________________________
                                (Province--if applicable)   (Country--if not US)

12. Correction of principal
    office mailing address
    of record*:
    (if different from
    above)                  ____________________________________________________
                            (Street name and number or post office information)

                            ____________________________________________________


                            ____________________________________________________
                                   (City)           (State)    (Postal/Zip Code)

                            ____________________________________________________
                                (Province--if applicable)   (Country--if not US)

CORRECT                         Page 2 of 4                        Rev 6/15/2005

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     *IF THIS ADDRESS IS BEING DELETED ENTIRELY, MARK THIS BOX / /.

13.  Correction of trade name of record:
                                        _______________________________________

14.  Correction of delayed effective
     date of record:                    8/28/2005 for Amendment to Article V
     (only for filed documents that     ------------------------------------
     have not become effective)                   (mm/dd/yyyy)

15.  Correction of period of duration of record:

     If the entity's period of duration as corrected is perpetual, mark this box / /

          OR

     If period of duration is less than perpetual, state the date on which the period of duration expires:
                                       -------------------------------------
                                                  (mm/dd/yyyy)

16. If other information contained in the filed document is being corrected, mark this box / / and include an attachment stating the information to be corrected and each such correction.

17. Correction regarding unauthorized filed document (if the filed document should not have been filed, mark this box / / and include an attachment stating each incorrect statement that is corrected by the statement of correction). (only for filed documents that have become effective)

18. If this statement of correction affects another record in the records of the Secretary of State, mark this box / / and include an attachment stating the entity name, true name, trade name, or trademark and the identification number of that record.

19. If this statement of correction affects this record's status, mark this box / /.

20. Revocation of a filed document that states a delayed effective date and has not yet become effective:
     (if applicable mark this box / /).

21. Use of Restricted Words (if any of these terms are contained in an entity name, true name of an entity, trade name or trademark stated in this document, mark the applicable box):

     / / "bank" or "trust" or any derivative thereof
     / / "credit union"  / / "savings and loan"
     / / "insurance", "casualty", "mutual", or "surety"

Notice:

Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgement of each individual causing such delivery, under penalties of perjury, that the document is the individual's act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.


CORRECT                       Page 3 of 4                         Rev. 6/15/2005
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22. Name(s) and address(es) of
    the individual(s) causing
    the document to be delivered
    for filing:                    Littman       Michael
                                   _______       _______________________________
                                    (Last)       (First)   (Middle)     (Suffix)

                                   7609 Ralston Road
                                   _____________________________________________
                                             (Street name and number or
                                             Post Office Box Information)

                                   _____________________________________________

                                   Arvada              CO           80002
                                   _____________________________________________
                                   (City)            (State)   (Postal/Zip Code)

                                   ________________________ ____________________
                                   (Province if applicable) (Country..if not US)


    (The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this box [ ] and include an attachment stating the name and address of such individuals.)


DISCLAIMER:

This form, and any related instructions, are not intended to provide legal, business or tax advise, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user's attorney.


CORRECT                            Page 4 of 4                     Rev 6/15/2005